FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2019

UNITED STATES ANTIMONY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Montana	33-00215	81-0305882
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 643
Thompson Falls, Montana 59873
(Address of Principal Executive Offices, and Zip Code)

(406) 827-3523
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
COMMON STOCK	UAMY	NYSE MKT

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 27, 2019, the Registrant held its Annual Meeting.

The following are the voting results on each matter submitted to the Company’s shareholders at the Annual Meeting. The proposals below are described in detail in the Proxy Statement. At the Annual Meeting, the six nominees were elected to the Company’s Board of Directors (Proposal 1 below). In addition, management proposals regarding ratification of the appointment of DeCoria, Maichel & Teague P.S. as the Registrant’s independent registered public accounting firm for 2018 (Proposal 2 below) was approved.

1.
Election to the Registrant’s Board of Directors the following seven nominees:

	For	Withheld	Non-Votes
John C. Lawrence	38,007,662	589,158	31,221,023
Gary D. Babbitt	37,278,620	1,318,200	31,221,023
Hartmut W. Baitis	37,984,004	612,816	31,221,023
Russell C. Lawrence	37,983,604	613,216	31,221,023
Jeffrey D. Wright	37,739,096	857,724	31,221,023
Craig W. Thomas	37,190,398	1,405,922	31,221,023

2.
Ratification of selection of DeCoria, Maichel & Teague P.S. as the Registrant’s registered independent public accounting firm for 2018.

For	Against	Withheld
58,558,006	436, 554	91,316

3.           Proposal to approve the compensation of our named executives on an advisory (non-binding) basis.

For	Against	Abstain/Withheld	Non-Votes
36,015,800	956,199	2,880,088	29,965,756

4.           Proposal to approve the frequency of holding an advisory vote on compensation of our named executives on an advisory (non-binding basis.

1 Year	2 Years	3 Years	Withheld
13,027,818	1,703,056	22,609,679	1,255,767

Based on this non-binding stockholder vote, our Board of Directors has determined to conduct a shareholder vote on executive compensation every three years.

Proxies were solicited under the proxy statement filed with the Securities and Exchange Commission on January 10, 2019. All nominees for director were elected. The proposal to ratify the appointment of the Company’s Independent Registered Public Accounting Firm for the 2018 fiscal year was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES ANTIMONY CORPORATION

Date: April 27, 2019	By:	/s/ John C. Lawrence
John C. Lawrence
President, Director and Principal Executive Officer